Offerings - Offering: 1	Nov. 12, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 11,012,233.00
Amount of Registration Fee	$ 1,520.79
Offering Note	The transaction value is calculated as the aggregate maximum purchase price for Shares. The fee of $1,520.79 was paid in connection with the filing of the Schedule TO-I by Onex Direct Lending BDC Fund (File No. 005-93864) on October 10, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The amount of filing fee is calculated at $138.10 per $1,000,000 of the Transaction Valuation, pursuant to Rule 0-11 of the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.